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          SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT        EXHIBIT 10.10

                         Dated as of September 15, 1995


This Amendment, dated as of December 4, 1998, is entered into between SECOND BANCORP, INC., a corporation formed under the laws of the State of Ohio ("Borrower"), and THE NORTHERN TRUST COMPANY, an Illinois banking corporation having its principal office at 50 South LaSalle Street, Chicago, Illinois 60675 ("Lender").

                                    RECITALS:

        A. Borrower and Lender have entered into a Revolving Credit Agreement dated as of September 15, 1995 and a First Amendment thereto dated as of March 11, 1997 (said Revolving Credit Agreement, as so amended, shall hereinafter be referred to as the "Agreement"; the terms defined in the Agreement and not otherwise defined herein shall be used herein as defined in the Agreement).

        B. Borrower and Lender wish to amend certain provisions of the Agreement.

        C.   Therefore, the parties hereto agree as follows:

                        SECTION I AMENDMENTS TO AGREEMENT

SECTION 1.1 "AMOUNT OF COMMITMENT. Section1.1 of the Agreement is hereby amended as of the date hereof by deleting the sum "TEN MILLION UNITED STATES DOLLARS ($10,000,000)" in the fourth line thereof and replacing such sum with "FIFTEEN MILLION UNITED STATES DOLLARS ($15,000,000)."

SECTION 1.2 NOTE. Section 1.2 of the Agreement is hereby amended as of the date hereof by deleting first sentence thereof and replacing such sentence with the following:

 "The Loans shall be evidenced by a promissory note (the 'Note'), substantially in the form of Exhibit A, with appropriate insertions, payable to the order of Lender and in the principal amount of the Commitment".

Section 1.2 of the Agreement is further amended by deleting the date "September 15, 1998" in the eleventh and twelfth lines thereof and replacing such date with "December 3, 1999. "

SECTION 1.3 INTEREST. Section 2.1(a)(i) of the Agreement is hereby amended as of the date hereof by deleting the percentage " 1. 75 % " in the first line thereof and replacing such percentage with " 1.375 %. "


SECTION 1.4 COMMITMENT FEE. Section 2.8 of the Agreement is hereby amended as of the date hereof by deleting the percentage "one-quarter (1/4) of 1V in the first and second lines thereof and replacing such percentage with "twenty (20) basis points."

The parties hereto acknowledge and agree that no Commitment Fee shall be payable for the period from and including September 15, 1998 to (but excluding) the date hereof.

SECTION 1.5 FORM OF PROMISSORY NOTE. Exhibit A to the Agreement is hereby amended as of the date hereof to be in the form set forth as Exhibit A hereto.







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                    SECTION 2 REPRESENTATIONS AND WARRANTIES

To induce Lender to enter into this Amendment, Borrower represents and warrants to Lender that:

SECTION 2.1 AUTHORIZATION; NO CONFLICT. The execution and delivery of this Amendment and the Replacement Note (as hereinafter defined), the borrowings under the Agreement, as amended hereby, and the performance by Borrower of its obligations under the Agreement, as amended hereby, and under the Replacement
Note: (a) are within Borrower's powers; (b) have been authorized by all necessary corporate action; (c) have received any and all necessary governmental approval; and (d) do not and will not contravene or conflict with any provision of law or charter or by-laws of Borrower or any agreement affecting Borrower or its property.

SECTION 2.2 VALIDITY AND BINDING EFFECT. The Agreement, as amended hereby, is, and the Replacement Note when duly executed and delivered will be, a legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity limiting the availability of equitable remedies.

                       SECTION 3 CONDITIONS TO AMENDMENTS

The amendments contemplated by Section 1 hereof are subject to the satisfaction of each of the following conditions precedent:

SECTION 3.1 DOCUMENTATION. Lender shall have received all of the following promptly upon the execution and delivery hereof, each duly executed and dated the date hereof, in form and substance satisfactory to Lender and its counsel, at the expense of Borrower, and in such number of signed counterparts as Lender may request (except for the Replacement Note, of which only the original shall be signed):

        (a) Replacement Note. A promissory note of Borrower (the "Replacement Note"), substantially in the form set forth as Exhibit A hereto.

Upon receipt of the Replacement Note, Lender will: (i) record the aggregate unpaid principal amount of the Replacement Note dated March 11, 1997 (the "Prior Note") of Borrower issued under the Agreement in its records or, at its option, on any schedule attached to the Replacement Note as the aggregate unpaid principal amount of the Replacement Note; and (ii) return the Prior Note to Borrower upon Borrower's request. Thereafter, all references in the Agreement and any and all instruments or documents provided for therein or delivered or to be delivered thereunder or in connection therewith to the Prior Note shall be deemed references to the Replacement Note.

        (b) Resolution, Certificate of Incumbency. A copy of a resolution of the Board of Directors of Borrower authorizing or ratifying the execution and delivery of this Amendment and the Replacement Note and the performance of the Agreement, as amended hereby, and the Replacement Note, certified by an appropriate officer of Borrower, together with a certificate of an appropriate officer of Borrower, certifying the names of the officer(s) of Borrower authorized to sign this Amendment, the Replacement Note and all other documents or certificates to be delivered hereunder, together with a sample of the true signatures of each such person (Lender may conclusively rely on such certificate until formally advised by a like certificate of any changes therein).

        (c) Governing Documents. A certificate signed by an appropriate officer of Borrower to the effect that there have been no amendments to the Articles of Incorporation or the By-laws of Borrower since September 15, 1995 (or, if there have been any such amendments, copies thereof, certified by an appropriate officer of Borrower).

        (d) Certificate of No Default. A certificate signed by an appropriate officer of Borrower to the effect that: (i) as at the date hereof, no Event of Default or Unmatured Event of Default has occurred and is continuing; and (ii) the representations and warranties of Borrower contained in the Agreement and this Amendment are true and correct as at the date hereof as though made on that date, except for such changes as are specifically permitted under the Agreement.

        (e) Opinion of Counsel to Borrower. An opinion of counsel to Borrower to such effect as Lender may require.

        (f) Other. Such other documents and certificates as Lender may reasonably request.


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SECTION 3.2 REPRESENTATIONS AND WARRANTIES TRUE; NO DEFAULT.

        (a) Representations and Warranties True. At the date hereof, Borrower's representations and warranties set forth in the Agreement and this Amendment shall be true and correct as though made on such date, except for such changes as are specifically permitted under the Agreement.

        (b) No Default. At the date hereof, no Event of Default or Unmatured Event of Default under the Agreement shall have occurred and be continuing.

                             SECTION 4 MISCELLANEOUS

This Amendment, the Replacement Note and any other document or instrument executed in connection herewith shall be governed by and construed in accordance with the internal laws of the State of Illinois, and shall be deemed to have been executed in the State of Illinois. Unless the context requires otherwise, wherever used herein the singular shall include the plural and vice versa, and the use of one gender shall also denote the other. Captions herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof. This Amendment shall be binding upon and inure to the benefit of Borrower, Lender and their respective successors and assigns, except that Borrower may not transfer or assign any of its rights or interest hereunder without the prior written consent of Lender. Borrower agrees to pay upon demand up to $2,000 of the expenses (including without limitation attorneys' fees and legal costs and expenses) incurred or paid by Lender in connection with the preparation of this Amendment, the Replacement Note and any other document or instrument to be delivered in connection herewith. Except as amended hereby, the Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. Each reference in the Agreement to "this Agreement," "hereunder," "hereof," or words of like import, and each reference to the Agreement in any and all instruments or documents provided for in the Agreement or delivered or to be delivered thereunder or in connection therewith, shall, except where the context otherwise requires, be deemed a reference to the Agreement as amended hereby.






























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        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first written above.

                                            SECOND BANCORP, INC.


                                            By:  /s/    David L. Kellerman
                                                 -------------------------------

                                            Title:       Treasurer
                                                 -------------------------------

                                            THE NORTHERN TRUST COMPANY


                                            By:
                                                 -------------------------------

                                            Title
                                                  ------------------------------













































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